Exhibit 10.1

AMENDMENT

TO

CONVERTIBLE PROMISSORY NOTES

This Amendment to Convertible Promissory Notes (this “Amendment”) is entered into as of February 24, 2017 (the “Effective Date”), by and between TETRIDYN SOLUTIONS, INC. (the “Company”) and JPF VENTURE GROUP, INC. (the “Lender”).

RECITALS

(1)               The Lender has provided the Company with a series of loans, each of which is evidenced by a promissory note that is convertible, at the option of the Lender, into shares of the common stock of the Company.

(2)               The Company and the Lender desire to amend four (4) of the convertible promissory notes, including those (1) dated March 12, 2015, in the principal amount of $394,380, (2) dated February 25, 2016, in the principal amount of $50,000, (3) dated May 20, 2016, in the principal amount of $50,000, and (4) dated October 20, 2016, in the remaining principal amount of $12,500 (the “Notes”), in order to remove the conversion feature of the Notes, such that the Notes shall not be convertible into shares of capital stock of the Company.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.                  Removal of Conversion Feature. Each of the Notes, as defined above, shall be amended to remove all right and ability of the Lender to convert the Notes into shares of the capital stock of the Company. Except for the removal of conversion rights, the Notes shall not be amended and the Notes shall be payable in accordance with their terms.

2.                  Conflict. If there is a conflict between the terms and conditions of this Amendment and the terms and conditions of the Notes, the terms and conditions of this Amendment shall control. Except as modified by this Amendment, the terms and conditions of the Notes shall remain in full force and effect.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

TETRIDYN SOLUTIONS, INC.	JPF VENTURE GROUP, INC.

By: ______________________	By: _______________________
Name: ____________________	Name: _____________________
Its: ______________________	Its: _______________________

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